Exhibit 99.1

The Navigators Group, Inc.

Navigators Reports Third Quarter Earnings

New York –October 27, 2008 -- The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $1,001,000 or $0.06 per share for the 2008 third quarter compared to net income of $25,033,000 or $1.47 per share for the 2007 third quarter.  The 2008 third quarter results include net realized capital losses of $5,516,000 or $0.21 per share and the 2007 third quarter results include net realized capital losses of $66,000 or $0.00 per share. The 2008 third quarter net realized capital losses include a provision of $4,747,000 for declines in the market value of securities which were considered to be other than temporary. The after-tax loss of such provision was $3,086,000 or $0.18 per share. The decision to record realized capital losses on such securities has no impact on the Company’s shareholders’ equity or book value per share.

The 2008 third quarter net income includes $18,255,000 or $1.08 per share for after-tax net losses from Hurricanes Gustav and Ike.

Net income for the nine month period ended September 30, 2008 was $41,672,000 or $2.45 per share, compared to $69,080,000 or $4.07 per share for the nine month period ended September 30, 2007.  The results for the nine months ended September 30, 2008 included a net realized capital loss of $0.52 per share and the results for the nine months ended September 30, 2007 included a net realized capital gain of $0.04 per share.

Gross written premium and net written premium for the 2008 third quarter were $252,943,000 and $140,318,000, respectively, an increase of 3% and a decrease of 12%, respectively, from the comparable 2007 period. Gross written premium and net written premium for the nine month period ended September 30, 2008 were $819,302,000 and $502,327,000, respectively, a decrease of less than 1% and an increase of 2%, respectively, from the comparable 2007 period.

The combined loss and expense ratios for the 2008 third quarter and nine month period were 107.9% and 95.7%, respectively, compared to 86.6% and 87.4% for the comparable 2007 periods.  The combined loss and expense ratios for the 2008 third quarter and nine month period were favorably impacted by 5.2 and 6.8 loss ratio points, respectively, for redundancies in prior period loss reserves.  Net paid loss ratios for the 2008 third quarter and nine month period were 38.4% and 33.5%, respectively, compared to 29.6% and 31.1% for the comparable 2007 periods.

The combined loss and expense ratios for the 2008 third quarter and nine month period were increased by an aggregate 17.4 and 5.7 loss and expense ratio points, respectively, for the net losses from Hurricanes Gustav and Ike.  Such net losses are inclusive of reinsurance recoveries and related costs for reinsurance reinstatement premiums.

Navigators’ Chief Executive Officer Stan Galanski commented, “Navigators is a major participant in offshore energy insurance, consequently, losses from Hurricanes Gustav and Ike adversely impacted what would have been another very solid quarter for the Company. Given the magnitude of damage to offshore oil platforms from Hurricane Ike, we are pleased that our projected losses are well contained within our reinsurance program and consistent with our stated objective of limiting catastrophe exposure to no more than one quarter’s earnings. Our Specialty and Pro business units continue to generate profitable underwriting results despite marketplace challenges. In these unprecedented times of financial turmoil, our conservative investment philosophy and strong balance sheet have strategically positioned Navigators to serve our agents, brokers and policyholders.  We remain committed to underwriting discipline as we look to take advantage of any improving market conditions and other targeted opportunities to expand our business.”

Net investment income for the 2008 third quarter and nine month period was $19,322,000 and $56,891,000, respectively, increases of 8% and 11% from the comparable 2007 periods.  The pre-tax investment yields for the 2008 third quarter and nine month period were 4.1% and 4.1%, respectively, compared to 4.3% and 4.4% for the comparable 2007 periods. The effective tax rates on net investment income were 25.7% and 25.8% for the 2008 third quarter and nine month period, respectively, compared to 27.5% and 28.0% for the comparable 2007 periods.

The Company’s investment portfolio mainly consists of high quality fixed income securities with an average quality rating of “AA/Aa” by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 4.3 years at September 30, 2008.

Consolidated cash flow from operations for the 2008 third quarter and nine month period was $82,965,000 and $216,365,000 respectively, compared to $119,669,000 and $231,336,000 for the comparable 2007 periods.

During the 2008 third quarter, the Company repurchased 38,728 shares of its common stock at an average cost of $44.51 per share, for an aggregate amount of $1,724,000.  At September 30, 2008 there is approximately $18.5 million in remaining capacity from the $30 million stock repurchase program approved in October 2007.

Stockholders’ equity was $655,561,000 or $39.07 per share at September 30, 2008 compared to $662,106,000 or $39.24 per share at December 31, 2007.  Statutory surplus of Navigators Insurance Company was $591,856,000 at September 30, 2008.

The Company will hold a conference call on Tuesday, October 28, 2008 starting at 8:30 a.m. ET to discuss the 2008 third quarter’s results.  The call will be available via live webcast on Navigators’ website (www.navg.com) by clicking on the Earnings Webcast link.

To participate by telephone, the domestic dial-in number is 888-679-8033 and the international dial-in is 617-213-4846. The access code is 68614616.  Participants may pre-register for the call at www.theconferencingservice.com/prereg/key.process?key=P7E4UG3MW.  Pre-registrants will be issued a pin number to use when dialing into the live call that will provide quick access by bypassing the operator upon connection.

The webcast will be available for replay on the "News & Events" page of Navigators' website.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London.  Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements.  We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face.   Please refer to Navigators’ most recent Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business.  Navigators undertakes no obligation to publicly update or revise any forward-looking statement.

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Financial Highlights

($'s in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
Financial Highlights	2008	2007	Change	2008	2007	Change

Gross written premium	$252,943	$245,961	3%	$819,302	$823,371	0%
Net written premium	140,318	159,102	-12%	502,327	493,471	2%

Revenues:
Net earned premium	154,040	156,038	-1%	472,483	440,701	7%
Commission income	8	117	-93%	736	1,011	-27%
Investment income	19,322	17,930	8%	56,891	51,476	11%
Net realized capital gains (losses)	(5,516)	(66)	NM	(13,568)	975	NM
Other income (expense)	(119)	298	NM	902	(26)	NM
Total revenues	167,735	174,317	-4%	517,444	494,137	5%

Operating expenses:
Net losses and loss adjustment
expenses incurred	113,269	88,019	29%	293,578	248,950	18%
Commission expense	22,357	19,676	14%	66,795	54,425	23%
Other operating expenses	30,601	27,902	10%	93,594	82,799	13%
Interest expense	2,218	2,216	0%	6,652	6,646	0%
Total operating expenses	168,445	137,813	22%	460,619	392,820	17%

Income before income taxes	(710)	36,504	-102%	56,825	101,317	-44%

Income tax expense (benefit):
Current	2,069	11,520	-82%	24,531	34,301	-28%
Deferred	(3,780)	(49)	NM	(9,378)	(2,064)	NM
Income tax expense (benefit)	(1,711)	11,471	-115%	15,153	32,237	-53%

Net income	$1,001	$25,033	-96%	$41,672	$69,080	-40%

Per Share Data

Net income per common share:
Basic	$0.06	$1.49	-96%	$2.48	$4.11	-40%
Diluted	$0.06	$1.47	-96%	$2.45	$4.07	-40%

Average shares outstanding:
Basic	16,772	16,843		16,802	16,796
Diluted	16,927	16,996		16,980	16,967

Underwriting Ratios
Loss Ratio	73.5%	56.4%		62.1%	56.5%
Expense Ratio	34.4%	30.2%		33.6%	30.9%
Combined Ratio	107.9%	86.6%		95.7%	87.4%

Balance Sheet Data				Sept. 30,	Dec. 31,
				2008	2007
Stockholders' equity				$655,561	$662,106	-1%
Book value per share				$39.07	$39.24	0%

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

($'s in thousands)

	September 30,	December 31,
	2008	2007
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value
(amortized cost: 2008, $1,673,013; 2007, $1,508,489)	$1,625,686	$1,522,320
Equity securities, available-for-sale, at fair value (cost: 2008, $71,835; 2007, $65,492)	68,637	67,240
Short-term investments, at cost which approximates fair value	178,569	170,685
Cash	23,298	7,056
Total investments and cash	1,896,190	1,767,301

Premiums in course of collection	172,285	163,081
Commissions receivable	148	2,381
Prepaid reinsurance premiums	189,093	188,961
Reinsurance receivable on paid losses	60,110	94,818
Reinsurance receivable on unpaid losses and loss adjustment expenses	865,288	801,461
Net deferred income tax benefit	60,155	29,249
Deferred policy acquisition costs	51,852	51,895
Accrued investment income	17,172	15,605
Goodwill and other intangible assets	7,513	8,084
Other assets	20,778	20,935

Total assets	$3,340,584	$3,143,771

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$1,847,694	$1,648,764
Unearned premium	496,852	469,481
Reinsurance balances payable	149,061	161,829
Senior notes	123,762	123,673
Federal income tax payable	7,417	10,868
Payable for securities purchased	2,608	-
Accounts payable and other liabilities	57,629	67,050
Total liabilities	2,685,023	2,481,665

Stockholders' equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	-	-
Common stock, $.10 par value, 50,000,000 shares authorized for 9/30/08 and 12/30/07;
issued and outstanding: 16,778,692 (net of treasury stock) at 9/30/08 and 16,873,094 at 12/31/07	1,700	1,687
Additional paid-in capital	296,477	291,616
Retained earnings	396,756	355,084
Treasury stock, at cost (224,754 shares at 9/30/08)	(11,540)	-
Accumulated other comprehensive income (loss)	(27,832)	13,719
Total stockholders' equity	655,561	662,106

Total liabilities and stockholders' equity	$3,340,584	$3,143,771

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Comparative Premium Data

($'s in thousands)
Gross Written Premium:	Third Quarter			Nine Months
Insurance Companies:	2008	2007	Change	2008	2007	Change
Marine & Energy	$69,796	$56,630	23%	$230,327	$214,086	8%
Specialty	77,427	87,985	-12%	240,322	268,800	-11%
Professional Liability	25,706	24,546	5%	71,430	69,379	3%
Middle Markets	7,727	7,642	1%	23,485	20,583	14%
Property/Other	1,477	1,255	18%	6,121	12,644	-52%
	182,133	178,058	2%	571,685	585,492	-2%
Lloyd's Operations:
Marine	52,718	50,060	5%	187,543	183,661	2%
Professional Liability	10,307	9,639	7%	29,376	25,651	15%
Property/Other	7,785	8,204	-5%	30,698	28,567	7%
	70,810	67,903	4%	247,617	237,879	4%
Total	$252,943	$245,961	3%	$819,302	$823,371	0%

Net Written Premium:	Third Quarter			Nine Months
Insurance Companies:	2008	2007	Change	2008	2007	Change
M&E before Hurr. Reinstatements	$38,421	$25,606	50%	$133,215	$108,570	23%
Hurricane Reinstatements	(5,778)	-	NM	(5,778)	-	NM
Marine & Energy	32,643	25,606	27%	127,437	108,570	17%
Specialty	52,094	62,905	-17%	164,036	179,980	-9%
Professional Liability	15,019	14,447	4%	42,658	41,406	3%
Middle Markets	5,216	5,536	-6%	18,994	14,129	34%
Property/Other	1,161	1,183	-2%	5,500	11,713	-53%
	106,133	109,677	-3%	358,625	355,798	1%
Lloyd's Operations:
Marine before Hurr. Reinstatements	32,265	37,373	-14%	123,064	109,899	12%
Hurricane Reinstatements	(6,806)	-	NM	(6,806)	-	NM
Marine	25,459	37,373	-32%	116,258	109,899	6%
Professional Liability	6,055	8,692	-30%	17,928	18,201	-1%
Property/Other	2,671	3,360	-21%	9,516	9,573	-1%
	34,185	49,425	-31%	143,702	137,673	4%
Total	$140,318	$159,102	-12%	$502,327	$493,471	2%

Net Earned Premium:	Third Quarter			Nine Months
Insurance Companies:	2008	2007	Change	2008	2007	Change
M&E before Hurr. Reinstatements	$41,981	$30,204	39%	$111,663	$97,699	14%
Hurricane Reinstatements	(5,778)	-	NM	(5,778)	-	NM
Marine & Energy	36,203	30,204	20%	105,885	97,699	8%
Specialty	55,309	58,321	-5%	168,552	161,742	4%
Professional Liability	14,616	14,184	3%	43,077	40,555	6%
Middle Markets	4,488	4,475	0%	16,921	13,584	25%
Property/Other	1,831	1,876	-2%	7,692	7,027	9%
	112,447	109,060	3%	342,127	320,607	7%
Lloyd's Operations:
Marine before Hurr. Reinstatements	39,991	41,607	-4%	111,086	103,953	7%
Hurricane Reinstatements	(6,806)	-	NM	(6,806)	-	NM
Marine	33,185	41,607	-20%	104,280	103,953	0%
Professional Liability	5,111	4,587	11%	16,211	9,498	71%
Property/Other	3,297	784	321%	9,865	6,643	49%
	41,593	46,978	-11%	130,356	120,094	9%
Total	$154,040	$156,038	-1%	$472,483	$440,701	7%

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
September 30, 2008

($'s in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$182,133	$70,810		$252,943
Net written premium	106,133	34,185		140,318

Net earned premium	112,447	41,593		154,040
Net losses and loss adjustment expenses	(78,346)	(34,923)		(113,269)
Commission expense	(13,823)	(8,534)		(22,357)
Other operating expenses	(22,802)	(7,799)		(30,601)
Other income (expense)	279	(390)		(111)

Underwriting profit	(2,245)	(10,053)		(12,298)

Investment income	15,973	3,074	$275	19,322
Net realized capital gains	(5,207)	(309)	-	(5,516)
Interest expense	-	-	(2,218)	(2,218)
Income (loss) before income tax
expense (benefit)	8,521	(7,288)	(1,943)	(710)

Income tax expense (benefit)	1,458	(2,489)	(680)	(1,711)
Net income (loss)	$7,063	$(4,799)	$(1,263)	$1,001

Loss and loss expenses ratio	69.7%	84.0%		73.5%
Commission expense ratio	12.3%	20.5%		14.5%
Other operating expenses ratio (1)	20.0%	19.7%		19.9%
Combined ratio	102.0%	124.2%		107.9%

(1) The other operating expenses ratio includes other income (expense).

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
September 30, 2007

($'s in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$178,058	$67,903		$245,961
Net written premium	109,677	49,425		159,102

Net earned premium	109,060	46,978		156,038
Net losses and loss adjustment expenses	(59,816)	(28,203)		(88,019)
Commission expense	(13,086)	(6,590)		(19,676)
Other operating expenses	(21,157)	(6,745)		(27,902)
Other income (expense)	304	111		415

Underwriting profit	15,305	5,551		20,856

Investment income	14,816	2,609	$505	17,930
Net realized capital gains (losses)	41	(107)	-	(66)
Interest expense	-	-	(2,216)	(2,216)
Income (loss) before income tax
expense (benefit)	30,162	8,053	(1,711)	36,504

Income tax expense (benefit)	9,193	2,877	(599)	11,471
Net income (loss)	$20,969	$5,176	$(1,112)	$25,033

Loss and loss expenses ratio	54.8%	60.0%		56.4%
Commission expense ratio	12.0%	14.0%		12.6%
Other operating expenses ratio (1)	19.1%	14.1%		17.6%
Combined ratio	85.9%	88.1%		86.6%

(1) The other operating expenses ratio includes other income (expense).

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Nine Months Ended
September 30, 2008

($'s in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$571,685	$247,617		$819,302
Net written premium	358,625	143,702		502,327

Net earned premium	342,127	130,356		472,483
Net losses and loss adjustment expenses	(207,927)	(85,651)		(293,578)
Commission expense	(41,494)	(25,301)		(66,795)
Other operating expenses	(69,502)	(24,092)		(93,594)
Other income (expense)	2,053	(415)		1,638

Underwriting profit	25,257	(5,103)		20,154

Investment income	47,031	8,927	$933	56,891
Net realized capital gains	(13,362)	(206)	-	(13,568)
Interest expense	-	-	(6,652)	(6,652)
Income (loss) before income tax
expense (benefit)	58,926	3,618	(5,719)	56,825

Income tax expense (benefit)	15,767	1,388	(2,002)	15,153
Net income (loss)	$43,159	$2,230	$(3,717)	$41,672

Loss and loss expenses ratio	60.8%	65.7%		62.1%
Commission expense ratio	12.1%	19.4%		14.1%
Other operating expenses ratio (1)	19.7%	18.8%		19.5%
Combined ratio	92.6%	103.9%		95.7%

(1) The other operating expenses ratio includes other income (expense).

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Nine Months Ended
September 30, 2007

($'s in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$585,492	$237,879		$823,371
Net written premium	355,798	137,673		493,471

Net earned premium	320,607	120,094		440,701
Net losses and loss adjustment expenses	(184,881)	(64,069)		(248,950)
Commission expense	(38,072)	(16,353)		(54,425)
Other operating expenses	(60,983)	(21,816)		(82,799)
Other income (expense)	889	96		985

Underwriting profit	37,560	17,952		55,512

Investment income	42,910	7,167	$1,399	51,476
Net realized capital gains / (losses)	1,118	(143)	-	975
Interest expense	-	-	(6,646)	(6,646)
Income (loss) before income tax
expense	81,588	24,976	(5,247)	101,317

Income tax expense (benefit)	25,267	8,806	(1,836)	32,237
Net income (loss)	$56,321	$16,170	$(3,411)	$69,080

Loss and loss expenses ratio	57.7%	53.3%		56.5%
Commission expense ratio	11.9%	13.6%		12.3%
Other operating expense ratio (1)	18.7%	18.1%		18.6%
Combined ratio	88.3%	85.0%		87.4%

(1) The other operating expense ratio is adjusted to include commission and other income/(expense).

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results

($'s in thousands)
	Three Months Ended September 30, 2008
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premium	Incurred	Expenses	Loss	Expense	Total
Marine & Energy	$36,203	$34,657	$11,927	95.7%	32.9%	128.6%
Specialty	55,309	32,699	15,947	59.1%	28.8%	87.9%
Professional Liability	14,616	8,010	5,184	54.8%	35.5%	90.3%
Middle Markets	4,488	2,299	2,476	51.2%	55.2%	106.4%
Property/Other	1,831	681	812	37.2%	44.3%	81.5%
	112,447	78,346	36,346	69.7%	32.3%	102.0%
Lloyd's Operations	41,593	34,923	16,723	84.0%	40.2%	124.2%
Total	$154,040	$113,269	$53,069	73.5%	34.4%	107.9%

	Effect of Hurricanes Gustav and Ike on the Three Months Ended Sept. 30, 2008
Marine	$(5,778)	$9,103	$-	34.9%	4.5%	39.4%
Lloyd's Operations	(6,806)	6,397	-	25.0%	5.7%	30.7%
Total	$(12,584)	$15,500	$-	14.9%	2.5%	17.4%

	Three Months Ended September 30, 2007
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premium	Incurred	Expenses	Loss	Expense	Total
Marine & Energy	$30,204	$19,600	$10,439	64.9%	34.6%	99.5%
Specialty	58,321	28,127	15,769	48.2%	27.0%	75.2%
Professional Liability	14,184	8,764	5,217	61.8%	36.8%	98.6%
Middle Markets	4,475	2,026	1,569	45.3%	35.1%	80.4%
Property/Other	1,876	1,299	945	69.2%	50.4%	119.6%
	109,060	59,816	33,939	54.8%	31.1%	85.9%
Lloyd's Operations	46,978	28,203	13,224	60.0%	28.1%	88.1%
Total	$156,038	$88,019	$47,163	56.4%	30.2%	86.6%

		Amounts		Loss Ratio
Net Incurred Loss Activity		Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
For the Three Months Ended:		2008	2007	2008	2007
Insurance Companies:
Loss and LAE payments		$36,929	$31,233	32.8%	28.6%
Change in reserves		41,417	28,583	36.9%	26.2%
Net incurred loss and LAE		78,346	59,816	69.7%	54.8%

Lloyd's Operations:
Loss and LAE payments		22,320	14,961	53.7%	31.8%
Change in reserves		12,603	13,242	30.3%	28.2%
Net incurred loss and LAE		34,923	28,203	84.0%	60.0%

Total
Loss and LAE payments		59,249	46,194	38.4%	29.6%
Change in reserves		54,020	41,825	35.1%	26.8%
Net incurred loss and LAE		$113,269	$88,019	73.5%	56.4%

Impact of Prior Years Reserves		Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development		Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
For the Three Months Ended:		2008	2007	2008	2007
Insurance Companies		$5,600	$10,980	5.0%	10.1%
Lloyd's Operations		2,420	1,187	5.8%	2.5%
Total		$8,020	$12,167	5.2%	7.8%

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results

($'s in thousands)

	Nine Months Ended September 30,2008
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premium	Incurred	Expenses	Loss	Expense	Total
Marine & Energy	$105,885	$76,525	$35,183	72.3%	33.2%	105.5%
Specialty	168,552	95,793	48,130	56.8%	28.6%	85.4%
Professional Liability	43,077	24,289	15,302	56.4%	35.5%	91.9%
Middle Markets	16,921	10,302	7,216	60.9%	42.6%	103.5%
Property/Other	7,692	1,018	3,112	13.2%	40.5%	53.7%
	342,127	207,927	108,943	60.8%	31.8%	92.6%
Lloyd's Operations	130,356	85,651	49,808	65.7%	38.2%	103.9%
Total	$472,483	$293,578	$158,751	62.1%	33.6%	95.7%

	Effect of Hurricanes Gustav and Ike on the Nine Months Ended Sept. 30, 2008
Marine	$(5,778)	$9,103	$-	11.9%	1.7%	13.6%
Lloyd's Operations	(6,806)	6,397	-	7.9%	1.9%	9.8%
Total	$(12,584)	$15,500	$-	4.8%	0.9%	5.7%

	Nine Months Ended September 30,2007
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premium	Incurred	Expenses	Loss	Expense	Total
Marine & Energy	$97,699	$57,835	$30,553	59.2%	31.3%	90.5%
Specialty	161,742	88,415	44,964	54.7%	27.8%	82.5%
Professional Liability	40,555	24,989	14,870	61.6%	36.6%	98.2%
Middle Markets	13,584	6,811	4,905	50.1%	36.1%	86.2%
Property/Other	7,027	6,831	2,874	97.2%	40.9%	138.1%
	320,607	184,881	98,166	57.7%	30.6%	88.3%
Lloyd's Operations	120,094	64,069	38,073	53.3%	31.7%	85.0%
Total	$440,701	$248,950	$136,239	56.5%	30.9%	87.4%

		Amounts		Loss Ratio
Net Incurred Loss Activity		Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
For the Nine Months Ended:		2008	2007	2008	2007
Insurance Companies:
Loss and LAE payments		$106,015	$91,643	31.0%	28.6%
Change in reserves		101,912	93,238	29.8%	29.1%
Net incurred loss and LAE		207,927	184,881	60.8%	57.7%

Lloyd's Operations:
Loss and LAE payments		52,461	45,426	40.2%	37.8%
Change in reserves		33,190	18,643	25.5%	15.5%
Net incurred loss and LAE		85,651	64,069	65.7%	53.3%

Total
Loss and LAE payments		158,476	137,069	33.5%	31.1%
Change in reserves		135,102	111,881	28.6%	25.4%
Net incurred loss and LAE		$293,578	$248,950	62.1%	56.5%

Impact of Prior Years Reserves		Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development		Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
For the Nine Months Ended:		2008	2007	2008	2007
Insurance Companies		$25,752	$22,171	7.5%	6.9%
Lloyd's Operations		6,528	7,413	5.0%	6.2%
Total		$32,280	$29,584	6.8%	6.7%

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Net Loss Data

($'s in thousands)
	Case	IBNR
Net Loss Reserves, September 30, 2008:	Reserves	Reserves	Total
Insurance Companies:
Marine & Energy	$116,141	$118,442	$234,583
Specialty	67,193	307,877	375,070
Professional Liability	23,457	58,701	82,158
Middle Markets	12,784	11,988	24,772
Property/Other	11,372	9,638	21,010
Total Insurance Companies	230,947	506,646	737,593
Lloyd's Operations:
Marine	108,165	97,167	205,332
Other	12,744	26,737	39,481
Total Lloyd's Operations	120,909	123,904	244,813

Total Net Loss Reserves	$351,856	$630,550	$982,406

	Case	IBNR
Net Loss Reserves, December 31, 2007:	Reserves	Reserves	Total
Insurance Companies:
Marine & Energy	$93,467	$103,500	$196,967
Specialty	53,276	268,484	321,760
Professional Liability	20,335	50,584	70,919
Middle Markets	11,469	10,329	21,798
Property/Other	12,790	11,447	24,237
Total Insurance Companies	191,337	444,344	635,681
Lloyd's Operations:
Marine	89,957	93,069	183,026
Other	7,485	21,111	28,596
Total Lloyd's Operations	97,442	114,180	211,622

Total Net Loss Reserves	$288,779	$558,524	$847,303

Professional Liability
Reported Claims or Notices of Potential Claims
Related to Subprime Exposure
September 30, 2008

($'s in thousands)

The following table sets forth claims data and other information related to subprime exposure for our professional liability business. Our management believes that its reserves for losses and loss adjustment expenses are adequate to cover the ultimate costs for such loss contingencies related to subprime exposure for our professional liability business.

	Number	Average	Average	Average
	of	Gross	Net	Excess
	Claims (1)	Limit	Limit (2)	Attachment
Primary:
D&O Securities/Other Claims	1	$1,000	$650	-

Excess:
D&O Securities Claims	4	7,500	4,500	$37,500
D&O Side A Securities Claims	2	5,000	3,500	137,500
Other Claims	2	10,000	5,500	35,000

Subtotal/Average	8	7,500	4,500

Total	9	$6,778	$4,072

(1)
Claims data for professional liability policies written by the Insurance Companies.  There are no reported claims or notices of potential claims reported for the Lloyd’s Operations.  All policies are claims made.  Defense costs are inside the limits of liability.  There was one new reported claim/ notice of potential claim reported for the nine months ended September 30, 2008.

(2)	Amounts are net of reinsurance.

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
September 30, 2008

($'s in thousands)

At September 30, 2008, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 4.3 years.  All of the Company’s mortgage-backed and asset-backed securities are rated AAA/Aaa by S&P and Moody’s except for ten securities approximating $6.1 million, which are all rated investment grade.  The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.

At September 30, 2008, the Company owned two asset-backed securities approximating $0.3 million with subprime mortgage exposures.  The securities are rated AAA/Aaa and have an effective maturity of 1.0 years.  In addition, the Company owned a total of eleven collateralized mortgage obligations and asset-backed securities approximating $13.3 million classified as Alt-A which is a credit category between prime and subprime.  All the Alt-A bonds are rated AAA/Aaa, except for one security approximating $0.3 million, which is rated investment grade. They have an effective maturity of 2.1 years.  Such subprime and Alt-A categories are as defined by S&P.  The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments at September 30, 2008:

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
	Value	Gains	(Losses)	Cost
Fixed maturities:

U.S. Government Treasury and Agency
Bonds and foreign government bonds	$337,382	$7,994	$(237)	$329,625
States, municipalities and political
subdivisions	594,104	2,366	(14,082)	605,820
Mortgage- and asset-backed securities:
Mortgage-backed securities	281,184	1,904	(1,285)	280,565
Collateralized mortgage obligations	76,910	-	(17,493)	94,403
Asset-backed securities	41,795	63	(695)	42,427
Commercial mortgage-backed securities	102,139	-	(11,623)	113,762
Subtotal	502,028	1,967	(31,096)	531,157

Corporate bonds	192,172	796	(15,035)	206,411

Total fixed maturities	1,625,686	13,123	(60,450)	1,673,013

Equity securities - common stocks	68,637	3,580	(6,778)	71,835

Cash	23,298	-	-	23,298

Short-term investments	178,569	-	-	178,569

Total	$1,896,190	$16,703	$(67,228)	$1,946,715

The Navigators Group, Inc. and Subsidiaries
Investment Data
September 30, 2008

($'s in thousands)

The following three tables set forth our mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities by those issued by FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at September 30, 2008:

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Mortgage-backed securities:	Value	Gains	(Losses)	Cost
GNMA	$39,524	$229	$(439)	$39,734
FNMA	174,376	1,243	(573)	173,706
FHLMC	67,284	432	(273)	67,125
Prime	-	-	-	-
Alt-A	-	-	-	-
Subprime	-	-	-	-
Total	$281,184	$1,904	$(1,285)	$280,565

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Collateralized mortgage obligations:	Value	Gains	(Losses)	Cost
GNMA	$-	$-	$-	$-
FNMA	-	-	-	-
FHLMC	-	-	-	-
Prime	-	-	-	-
Alt-A	64,557	-	(12,533)	77,090
Subprime	12,353	-	(4,960)	17,313
Total	$76,910	$-	$(17,493)	$94,403

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Asset-backed securities:	Value	Gains	(Losses)	Cost
GNMA	$-	$-	$-	$-
FNMA	-	-	-	-
FHLMC	-	-	-	-
Prime	40,569	63	(612)	41,118
Alt-A	950	-	(24)	974
Subprime	276	-	(59)	335
Total	$41,795	$63	$(695)	$42,427

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
September 30, 2008

($'s in thousands)

The Company owns securities credit enhanced by financial guarantors.  The following two tables set forth the amount of credit enhanced securities in the fixed maturities portfolio at September 30, 2008, identify the amount insured by each financial guarantor and identify the average underlying credit rating of such credit enhanced securities.

					Average
		Gross	Gross	Cost or	Underlying
	Fair	Unrealized	Unrealized	Amortized	Credit
Fixed maturities:	Value	Gains	(Losses)	Cost	Rating

Credit enhanced securities:
States, municipalities and political
subdivisions	$324,445	$1,252	$(8,251)	$331,444
Mortgage & asset-backed securities	7,607	-	(321)	7,928
Corporate bonds	1,605	7	(40)	1,638
Total	$333,657	$1,259	$(8,612)	$341,010

Financial guarantors:
AMBAC	64,290	235	(2,423)	66,478	A	+
Assured Guaranty LTD	3,808	-	(114)	3,922	A
FGIC	55,397	157	(855)	56,095	AA-
Financial Security Assurance	86,881	450	(1,773)	88,204	A	+
MBIA	110,031	391	(3,012)	112,652	AA-
Radian Group, Inc	5,413	26	(144)	5,531	A
XL Capital	7,837	-	(291)	8,128	A	+
Total	$333,657	$1,259	$(8,612)	$341,010	AA-

The average underlying credit rating by bond insurer of the insured securities rated by S&P or Moody’s if such securities did not have the credit enhancing insurance is included in the “Underlying Credit Rating” column in the above table.  This average rating includes $11 million of prerefunded municipal bonds which have an implied rating of AAA but are not otherwise rated by S&P or Moody’s.  Such average ratings exclude a total of 32 credit enhanced securities approximating $21 million that do not have an underlying rating consisting of 16 municipal bonds approximating $12 million, 14 asset-backed securities approximating $8 million and 2 corporate bonds approximating $1 million.

The Navigators Group, Inc. Frank McDonnell, (914) 933-6270 Senior Vice President and Chief Financial Officer fmcdonnell@navg.com www.navg.com